Palmer Square Absolute Return Fund
A series of Investment Managers Series Trust

Supplement dated May 2, 2014, to the
Summary Prospectus dated September 3, 2013, and the Prospectus and Statement of Additional Information dated September 1, 2013, as supplemented

Advisor Address

Palmer Square Capital Management LLC, the advisor to the Palmer Square Absolute Return Fund, has a new address.  All references in the Prospectus and Statement of Additional Information to the advisor’s principal address are hereby replaced with:

2000 Shawnee Mission Parkway, Suite 300
Mission Woods, KS 66205.

Dividends and Distributions

The following replaces the first paragraph in the section titled “DIVIDENDS AND DISTRIBUTIONS” in the Fund’s Prospectus:

The Fund will make distributions of net investment income semi-annually and net capital gains, if any, at least annually, typically in December.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

Sub-Advisors

MPAM Credit Trading Partners L.P. no longer serves as a sub-advisor to the Fund.  All references to MPAM Credit Trading Partners L.P. in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are deleted in their entirety.

Please file this Supplement with your records.